                                                                      EXHIBIT 24


                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that I, William M. Hoffman, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Michael J. Palumbo, Richard P. Magurno and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of warrants and shares of common stock issuable upon exercise of the warrants, all pursuant to the Company's Warrant Agreement dated as of March 31, 1997 by and between the Company and American Stock Transfer & Trust Company as warrant agent, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 29th day of April, 1997.



                              /s/ William M. Hoffman
                              ----------------------
                              William M. Hoffman

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that I, William F. Compton, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Michael J. Palumbo, Richard P. Magurno and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of warrants and shares of common stock issuable upon exercise of the warrants, all pursuant to the Company's Warrant Agreement dated as of March 31, 1997 by and between the Company and American Stock Transfer & Trust Company as warrant agent, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed public offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 28th day of April, 1997.



                              /s/ William F. Compton
                              ----------------------
                              William F. Compton

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that I, John W. Bachmann, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Michael J. Palumbo, Richard P. Magurno and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of warrants and shares of common stock issuable upon exercise of the warrants, all pursuant to the Company's Warrant Agreement dated as of March 31, 1997 by and between the Company and American Stock Transfer & Trust Company as warrant agent, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed public offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 29th day of April, 1997.



                              /s/ John W. Bachmann
                              --------------------
                              John W. Bachmann

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that I, Myron Kaplan, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Michael J. Palumbo, Richard P. Magurno and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of warrants and shares of common stock issuable upon exercise of the warrants, all pursuant to the Company's Warrant Agreement dated as of March 31, 1997 by and between the Company and American Stock Transfer & Trust Company as warrant agent, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed public offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 29th day of April, 1997.




                                    /s/ Myron Kaplan
                                    -----------------------------
                                    Myron Kaplan

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that I, Stephen M. Tumblin, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Michael J. Palumbo, Richard P. Magurno and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of warrants and shares of common stock issuable upon exercise of the warrants, all pursuant to the Company's Warrant Agreement dated as of March 31, 1997 by and between the Company and American Stock Transfer & Trust Company as warrant agent, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed public offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 29th day of April, 1997.



                              /s/ Stephen M. Tumblin
                              ----------------------
                              Stephen M. Tumblin

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that I, Thomas F. Meagher, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Michael J. Palumbo, Richard P. Magurno and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of warrants and shares of common stock issuable upon exercise of the warrants, all pursuant to the Company's Warrant Agreement dated as of March 31, 1997 by and between the Company and American Stock Transfer & Trust Company as warrant agent, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed public offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 29th day of April, 1997.



                              /s/ Thomas F. Meagher
                              ---------------------
                              Thomas F. Meagher

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that I, G. Joseph Reddington, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Michael J. Palumbo, Richard P. Magurno and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of warrants and shares of common stock issuable upon exercise of the warrants, all pursuant to the Company's Warrant Agreement dated as of March 31, 1997 by and between the Company and American Stock Transfer & Trust Company as warrant agent, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed public offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 29th day of April, 1997.



                              /s/ G. Joseph Reddington
                              ------------------------
                              G. Joseph Reddington

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that I, Lawrence K. Roos, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Michael J. Palumbo, Richard P. Magurno and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of warrants and shares of common stock issuable upon exercise of the warrants, all pursuant to the Company's Warrant Agreement dated as of March 31, 1997 by and between the Company and American Stock Transfer & Trust Company as warrant agent, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed public offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 29th day of April, 1997.



                              /s/ Lawrence K. Roos
                              --------------------
                              Lawrence K. Roos

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that I, Thomas H. Jacobsen, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Michael J. Palumbo, Richard P. Magurno and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of warrants and shares of common stock issuable upon exercise of the warrants, all pursuant to the Company's Warrant Agreement dated as of March 31, 1997 by and between the Company and American Stock Transfer & Trust Company as warrant agent, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 2nd day of May, 1997.



                              /s/ Thomas H. Jacobsen
                              ----------------------
                              Thomas H. Jacobsen

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that I, David M. Kennedy, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Michael J. Palumbo, Richard P. Magurno and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of warrants and shares of common stock issuable upon exercise of the warrants, all pursuant to the Company's Warrant Agreement dated as of March 31, 1997 by and between the Company and American Stock Transfer & Trust Company as warrant agent, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 2nd day of May, 1997.



                              /s/ David M. Kennedy
                              --------------------
                              David M. Kennedy

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that I, Jewel Lafontant-Mankarious, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Michael J. Palumbo, Richard P. Magurno and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of warrants and shares of common stock issuable upon exercise of the warrants, all pursuant to the Company's Warrant Agreement dated as of March 31, 1997 by and between the Company and American Stock Transfer & Trust Company as warrant agent, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 6th day of May, 1997.



                        /s/ Jewel Lafontant-Mankarious
                        ------------------------------
                        Jewel Lafontant-Mankarious

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that I, William O'Driscoll, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Michael J. Palumbo, Richard P. Magurno and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of warrants and shares of common stock issuable upon exercise of the warrants, all pursuant to the Company's Warrant Agreement dated as of March 31, 1997 by and between the Company and American Stock Transfer & Trust Company as warrant agent, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 6th day of May, 1997.



                            /s/ William O'Driscoll
                            ----------------------
                            William O'Driscoll

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that I, William W. Winpisinger, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Michael J. Palumbo, Richard P. Magurno and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of warrants and shares of common stock issuable upon exercise of the warrants, all pursuant to the Company's Warrant Agreement dated as of March 31, 1997 by and between the Company and American Stock Transfer & Trust Company as warrant agent, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 2nd day of May, 1997.



                          /s/ William W. Winpisinger
                          --------------------------
                          William W. Winpisinger

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that I, Eugene P. Conese, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Michael J. Palumbo, Richard P. Magurno and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of warrants and shares of common stock issuable upon exercise of the warrants, all pursuant to the Company's Warrant Agreement dated as of March 31, 1997 by and between the Company and American Stock Transfer & Trust Company as warrant agent, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 7th day of May, 1997.



                              /s/ Eugene P. Conese
                              ----------------------
                              Eugene P. Conese